UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

Coronado Global Resources Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56044	83-1780608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 33, Central Plaza One, 345 Queen Street

Brisbane, Queensland, Australia 4000

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (61) 7 3031 7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On August 10, 2020 (August 11, 2020 in Australia), Coronado Global Resources Inc. (“Coronado”) announced a correction to its Financial Report (including Appendix 4D and a Directors Report) and investor presentation regarding its 2020 half-year results, which were furnished as Exhibits 99.1 and 99.2 to Coronado’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2020 (the “Initial Form 8-K”). A copy of the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K/A. This Current Report on Form 8-K/A should be read in conjunction with the Initial Form 8-K.

The information in this Current Report on Form 8-K/A, including the exhibit attached hereto, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, unless such subsequent filing specifically references this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K/A:

Exhibit No.	Description
99.1	Correction – Half Year Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coronado Global Resources Inc.

By:	/s/ Richard Rose
Name:	Richard Rose
Title:	Vice President, Chief Legal Officer and Secretary

Date:	August 11, 2020